Rule 497(e)
File Nos. 333-145333 and 811-22105

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-4 Series Account

Effective immediately, the fund description for the Janus Aspen Series Balanced Portfolio, (Institutional Shares) on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

“Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term capital growth consistent with preservation of capital and balanced by current income.  The Fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents.  The Fund will normally invest at least 25% of its assets in fixed-income senior securities.  Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010. Please keep this supplement for future reference.